                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                              __________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):                             October 15, 2000



                            MATRIX SERVICE COMPANY
      -------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


    Delaware                       0-18716                       73-1352174
-----------------                -----------                 -------------------
(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)



      10701 East Ute Street, Tulsa, Oklahoma                   74116-1517
     ---------------------------------------------------------------------
     (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code      (918) 838-8822
                                                        --------------

Item 7.   Financial statements, Pro forma Financial Information and Exhibits.

          Exhibit 99.1 Form of presentation to security analysts and institutional investors.

Item 9.   Regulation FD Disclosure.

          Matrix Service Company intends to make to security analysts and institutional investors a presentation concerning the Company in substantially the form attached hereto as Exhibit 99.1


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MATRIX SERVICE COMPANY



Dated: October 15, 2000                  By:  /s/ Michael J. Hall
                                             ---------------------------------
                                             Michael J. Hall
                                             Vice President - Finance and
                                             Chief Financial Officer



                                 EXHIBIT INDEX

EXHIBIT NO.
-----------

99.1 Form of presentation to security analysts and institutional investors.

                                      -2-